UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 4888

Dreyfus Short-Intermediate Government Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/08

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

11	Statement of Financial Futures

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Important Tax Information

27	Information About the Review and Approval of the Fund’s Management Agreement

31	Board Members Information

33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Short-Intermediate Government Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2007, through November 30, 2008.

The U.S. and global economies suffered during the reporting period amid a worldwide financial crisis, sparking a flight to quality that supported prices of U.S. government securities even as most other asset classes declined sharply. According to our Chief Economist, four key elements fueled the crisis: a sharp decline in home prices; high leverage and an ambiguous private/public status at mortgage agencies Fannie Mae and Freddie Mac; high leverage among financial institutions, especially investment banks; and regulatory policies and behaviors that exacerbated financial stresses. The governments and central banks of major industrialized nations have responded with massive interventions, including nationalizing some troubled financial institutions, providing loans to others and guaranteeing certain financial instruments. However, the U.S. and global financial systems remain fragile, and economic weakness is likely to persist.

In our view, today’s investment environment is rife with near-term challenges and long-term opportunities. Now more than ever, it is important to ensure that your investments are aligned with your current needs, future goals and attitudes toward risk.We urge you to speak regularly with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation December 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2007, through November 30, 2008, as provided by Laurie Carroll, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30, 2008, Dreyfus Short-Intermediate Government Fund achieved a total return of 5.49% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 6.28% .2

Unlike stocks and most other bond market sectors, U.S. government securities generally gained value during the reporting period amid a global economic slowdown and intensifying financial crisis that sparked a “flight to quality” among risk-averse investors.The fund produced lower returns than its benchmark, primarily due to lagging results from fund holdings that are not represented in the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of approximately three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Financial Crisis and Economic Concerns Fueled Volatility

A credit crunch that began in the U.S. sub-prime mortgage market in 2007 developed into a global financial crisis during the reporting period, leading to the failures of several major financial institutions.As the crisis escalated in September 2008, challenging liquidity conditions in short-term credit markets wreaked havoc on the global banking system. Unprecedented intervention by government authorities, which pumped billions of dollars of liquidity into the system, helped thaw frozen credit markets by the reporting period’s end. These efforts included the passage of the controversial Troubled Asset Relief Program (“TARP”) by the U.S. Congress and coordinated reductions of short-term interest rates by central banks around the world, including the Federal Reserve Board, which lowered the federal funds rate to just 1% by the reporting period’s end.

Meanwhile, slumping housing markets, mounting job losses and sharply lower consumer confidence exacerbated a downturn in the U.S. economy, giving rise to fears regarding a potentially deep and prolonged recession. Commodity prices that had soared over the reporting period’s first half plummeted over the second half when demand waned for energy and construction materials worldwide. Just days before the end of the reporting period, the National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since December 2007, a pronouncement that appeared to be confirmed by a rise in the unemployment rate to 6.7%, its highest level since 1993.

As conditions in the credit markets deteriorated, many highly leveraged hedge funds and other institutional investors were forced to de-lever their portfolios, selling their more liquid investments to raise cash for margin calls and redemption requests.As a result, selling pressure intensified even among fundamentally sound fixed-income securities, leading to broadly lower prices for corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds and the sovereign debt of developing nations. Lower-rated bonds were particularly hard-hit. In contrast, U.S. government securities fared well, posting modest gains as newly risk-averse investors flocked to the relatively safe haven provided by U.S. government-backed investments.

U.S. Government Agency Securities Supported Returns

The fund benefited from its relatively heavy exposure to U.S. government agency debentures, which produced some of the Index’s stronger returns as they offered higher yields than U.S.Treasury securities.While the fund’s investments in mortgage-backed securities from Freddie Mac and Fannie Mae encountered heightened volatility in the summer, they recovered well after the U.S. government assumed conservatorship over both agencies. The fund’s holdings of mortgage-backed project loans from the Government National Mortgage Agency (“Ginnie Mae”) also fared well, albeit not as well as other areas of the U.S. government securities marketplace. Because project loans are not contained in the Index, they dampened the fund’s relative performance to a degree.

The fund also benefited from its interest-rate strategies.To help manage risks, we maintained the fund’s average duration in a range that was roughly in line with that of the benchmark. However, an emphasis on securities with maturities under one year and between two and three years helped the fund avoid relative weakness in the one- to two-year range.

Maintaining a Cautious Investment Posture

The economic slowdown and financial crisis have persisted as of the reporting period’s end.Therefore, we currently intend to maintain the fund’s focus on a neutral average duration and high-quality U.S. government agency debentures with attractive yields relative to Treasuries.

December 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years) Index
is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 11/30/08
	1 Year	5 Years	10 Years

Fund	5.49%	3.23%	4.05%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on
11/30/98 to a $10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years)
Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from June 1, 2008 to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2008

Expenses paid per $1,000†	$ 3.91
Ending value (after expenses)	$1,029.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2008

Expenses paid per $1,000†	$ 3.89
Ending value (after expenses)	$1,021.15

† Expenses are equal to the fund’s annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS November 30, 2008

	Coupon	Maturity	Principal
Bonds and Notes—95.0%	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies—54.4%
Federal Home Loan Banks,
Bonds	1.35	9/14/09	2,700,000	[a]	2,696,039
Federal Home Loan Banks,
Bonds, Ser. 1	1.42	9/18/09	5,000,000	[a]	4,992,580
Federal Home Loan Banks,
Bonds	4.04	1/5/09	15,000,000	[a]	15,026,445
Federal Home Loan Banks,
Bonds	4.55	6/22/10	4,360,000		4,527,420
Federal Home Loan Mortgage Corp.,
Notes	3.00	4/1/11	2,240,000	[b]	2,247,697
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	16,000,000	[b]	17,213,184
Federal Home Loan Mortgage Corp.,
Notes	5.63	3/15/11	15,400,000	[b]	16,409,424
Federal National Mortgage
Association, Notes	3.00	4/1/11	2,240,000	[b]	2,246,435
Federal National Mortgage
Association, Sr. Notes	3.38	5/19/11	10,800,000	[b]	11,033,896
Federal National Mortgage
Association, Notes	4.20	6/8/09	5,800,000	[b]	5,886,020
Federal National Mortgage
Association, Notes	5.50	3/15/11	3,380,000	[b]	3,607,129
Federal National Mortgage
Association, Notes	6.63	9/15/09	26,250,000	[b]	27,242,381
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	2,092,673		2,136,674
					115,265,324
U.S. Government Agencies/
Mortgage-Backed—24.2%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			262,513 [b]		259,143
4.00%, 1/1/10—4/1/10			12,474,554 [b]		12,386,357
4.50%, 2/1/10—9/1/14			2,652,453 [b]		2,683,958
5.00%, 5/1/10—1/1/11			4,601,873 [b]		4,654,289
Structured Pass-Through
Secs., Ser. T-7, Cl. A6,
7.03%, 8/25/28			64,649 [a,b]		60,366
Federal National Mortgage Association:
4.00%, 2/1/10—10/1/10			2,988,322 [b]		2,969,132
4.50%, 11/1/14			1,220,820 [b]		1,243,037
5.00%, 12/1/09			1,201,391 [b]		1,189,125

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
5.50%, 9/1/14—4/1/16	1,121,990 [b]	1,168,458
Ser. 2002-83, REMICS, Cl. DH, 5.00%, 9/25/17	2,404,699 [b]	2,432,665
Whole Loan, Ser. 2001-W2, Cl. AF6, 6.59%, 10/25/31	2,197,455 [a,b]	2,105,501
Government National Mortgage Association I:
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	490,472	482,828
Ser. 2004-97, Cl. AB, 3.08%, 4/16/22	611,056	602,046
Ser. 2006-42, Cl. A, 3.30%, 2/16/30	1,977,034	1,943,926
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	441,659	438,801
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	1,085,940	1,072,999
Ser. 2006-39, Cl. A, 3.77%, 6/16/25	881,224	871,176
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	565,909	563,940
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	527,226	523,889
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	1,024,593	1,018,203
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	856,537	849,382
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	1,205,460	1,200,210
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	211,979	211,038
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	287,234	286,186
Ser. 2006-30, Cl. A, 4.18%, 4/16/28	1,269,849	1,262,407
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	1,117,266	1,100,073
Ser. 2005-67, Cl. A, 4.22%, 6/16/21	900,926	898,453
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,596,470	1,588,696
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	431,663	430,470
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	388,766	388,296
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	980,983	979,211
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	701,267	700,212
Ser. 2006-18, Cl. A, 4.97%, 12/16/21	1,873,921	1,879,401
Ser. 2006-32, Cl. A, 5.08%, 1/16/30	848,312	856,612
		51,300,486
U.S. Treasury Notes—16.4%
4.63%, 8/31/11	20,800,000 [c]	22,771,133
4.88%, 4/30/11	11,000,000 [c]	12,014,068
		34,785,201
Total Bonds and Notes
(cost $199,216,502)		201,351,011

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options
3-Month Floor USD LIBOR-BBA
Interest Rate, January 2009 @ 2.50
(cost $21,772)	11,300,000 [d]	0

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S. Treasury Bills;
0.48%, 1/2/09
(cost $199,914)	200,000 [e]	199,995

Other Investment—3.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,790,000)	7,790,000 [f]	7,790,000

Investment of Cash Collateral
for Securities Loaned—14.6%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $31,021,899)	31,021,899 [f]	31,021,899

Total Investments (cost $238,250,087)	113.4%	240,362,905
Liabilities, Less Cash and Receivables	(13.4%)	(28,407,754)
Net Assets	100.0%	211,955,151

BBA—British Bankers Association LIBOR—London Interbank Offered Rate USD—US Dollar

a Variable rate security—interest rate subject to periodic change.
b On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the
FHFA will oversee the continuing affairs of these companies.
c All or a portion of these securities are on loan.At November 30, 2008, the total market value of the fund’s securities on loan is $30,296,917 and the total market value of the collateral held by the fund is $31,021,899.
d Non-income producing security.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government & Agencies	95.0	Options	.0
Short-Term/
Money Market Investments	18.4		113.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES November 30, 2008

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 11/30/2008 ($)

Financial Futures Long
U.S. Treasury 2-Year Notes	105	22,765,313	March 2009	90,235

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES November 30, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $30,296,917)—Note 1(b):
Unaffiliated issuers	199,438,188	201,551,006
Affiliated issuers	38,811,899	38,811,899
Cash†		217,873
Dividends and interest receivable		1,695,361
Receivable for shares of Beneficial Interest subscribed		1,009,320
Receivable for futures variation margin—Note 4		65,625
Prepaid expenses		10,427
		243,361,511

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		110,394
Liability for securities on loan—Note 1(b)		31,021,899
Payable for shares of Beneficial Interest redeemed		197,737
Accrued expenses		76,330
		31,406,360

Net Assets ($)		211,955,151

Composition of Net Assets ($):
Paid-in capital		236,417,913
Accumulated undistributed investment income—net		1,566,081
Accumulated net realized gain (loss) on investments		(28,231,896)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions (including
$90,235 net unrealized appreciation on financial futures)		2,203,053

Net Assets ($)		211,955,151

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		19,776,568
Net Asset Value, offering and redemption price per share ($)		10.72

† Includes cash of $20,000 delivered to broker as initial margin for futures.
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2008

Investment Income ($):
Income:
Interest	6,529,366
Cash dividends;
Affiliated issuers	621,193
Income from securities lending	148,654
Total Income	7,299,213
Expenses:
Management fee—Note 3(a)	908,569
Shareholder servicing costs—Note 3(b)	347,053
Professional fees	58,918
Prospectus and shareholders’ reports	26,821
Registration fees	25,053
Custodian fees—Note 3(b)	15,640
Trustees’ fees and expenses—Note 3(c)	6,230
Loan commitment fees—Note 2	836
Miscellaneous	24,528
Total Expenses	1,413,648
Less—reduction in fees due
to earnings credits—Note 1(b)	(11,868)
Net Expenses	1,401,780
Investment Income—Net	5,897,433

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	504,028
Net realized gain (loss) on options transactions	85,801
Net realized gain (loss) on financial futures	1,891,486
Net Realized Gain (Loss)	2,481,315
Net unrealized appreciation (depreciation) on investments
and options transactions (including $176,297
net unrealized appreciation on financial futures)	1,581,746
Net Realized and Unrealized Gain (Loss) on Investments	4,063,061
Net Increase in Net Assets Resulting from Operations	9,960,494

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2008	2007

Operations ($):
Investment income—net	5,897,433	8,126,103
Net realized gain (loss) on investments	2,481,315	591,446
Net unrealized appreciation
(depreciation) on investments	1,581,746	915,805
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,960,494	9,633,354

Dividends to Shareholders from ($):
Investment income—net	(6,120,155)	(8,049,518)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	75,868,821	31,995,433
Dividends reinvested	5,459,623	7,161,884
Cost of shares redeemed	(55,596,073)	(78,146,930)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	25,732,371	(38,989,613)
Total Increase (Decrease) in Net Assets	29,572,710	(37,405,777)

Net Assets ($):
Beginning of Period	182,382,441	219,788,218
End of Period	211,955,151	182,382,441
Undistributed investment income—net	1,566,081	1,515,441

Capital Share Transactions (Shares):
Shares sold	7,128,074	3,083,782
Shares issued for dividends reinvested	513,923	689,869
Shares redeemed	(5,240,465)	(7,529,512)
Net Increase (Decrease) in Shares Outstanding	2,401,532	(3,755,861)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended November 30,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.50	10.40	10.40	10.55	10.84
Investment Operations:
Investment income—net[a]	.34	.44	.38	.26	.20
Net realized and unrealized
gain (loss) on investments	.24	.09	.01	(.07)	(.21)
Total from Investment Operations	.58	.53	.39	.19	(.01)
Distributions:
Dividends from investment income—net	(.36)	(.43)	(.39)	(.34)	(.28)
Net asset value, end of period	10.72	10.50	10.40	10.40	10.55

Total Return (%)	5.49	5.22	3.79	1.85	(.06)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78	.77	.76	.75	.71
Ratio of net expenses
to average net assets	.77	.76	.76[b]	.73	.71
Ratio of net investment income
to average net assets	3.25	4.19	3.65	2.52	1.89
Portfolio Turnover Rate	108.58	182.51	247.78[c] 238.54[c] 1,089.68[c]

Net Assets, end of period ($ x 1,000)	211,955	182,382	219,788	270,585	337,013

a Based on average shares outstanding at each month end.
b Expense waivers and/or reimbursements amounted to less than .01%.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended November 30, 2006,
November 30, 2005 and November 30, 2004 were 242.91%, 231.83% and 1,076.53%, respectively.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	38,811,899	90,235
Level 2—Other Significant
Observable Inputs	201,551,006	0
Level 3—Significant
Unobservable Inputs	0	0
Total	240,362,905	90,235

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2008, The Bank of New York Mellon earned $80,044 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted Financial Accounting Standards Boards (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended November 30, 2008.

As of and during the period ended November 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,566,081, accumulated capital losses $27,796,703 and unrealized appreciation $1,767,860.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2008. If not applied, $11,118,684 of the carryover expires in fiscal 2010, $10,918,861 expires in fiscal 2012, $2,852,882 expires in fiscal 2013 and $2,906,276 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2008 and November 30, 2007 were as follows: ordinary income $6,120,155 and $8,049,518, respectively.

During the period ended November 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $273,362, increased accumulated net realized gain (loss) on investments by $2,979,095 and decreased paid-in capital by $3,252,457. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2008, the fund did not borrow under either Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50%

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expenses. During the period ended November 30, 2008, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2008, the fund was charged $118,956 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2008, the fund was charged $95,051 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2008, the fund was charged $7,694 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2008, the fund was charged $15,640 pursuant to the custody agreement.

During the period ended November 30, 2008, the fund was charged $6,086 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $82,839, custodian fees $5,089, chief compliance officer fees $2,466 and transfer agency per account fees $20,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended November 30, 2008, amounted to $211,328,783 and $164,959,967, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 2008, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At November 30, 2008, there were no call options written outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At November 30, 2008, there were no put options written outstanding.

At November 30, 2008, the cost of investments for federal income tax purposes was $238,426,174; accordingly, accumulated net unrealized appreciation on investments was $1,936,731, consisting of $2,329,250 gross unrealized appreciation and $392,519, gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and financial futures, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 20, 2009

The Fund 25

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended November 30, 2008 as qualifying interest related dividends.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 16 and 17, 2008, the Board considered the re-approval for an annual period (through August 31, 2009) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load and no-load short-term U.S. Government funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional short-term U.S.

The Fund

27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Government funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31,2008.The total return performance was above the medians for each of the Performance Group and the Performance Universe in four of the periods ended May 31, 2008 and in close proximity to each group’s medians for the other two periods ended May 31, 2008.The fund’s yield variously was above,at and below the Performance Group and Performance Universe medians for all periods.The Dreyfus representatives noted that, while the fund generally maintains an effective duration of three years or less, the Performance Group is selected from a Lipper category with funds that hold U.S. Government securities with dollar-weighted average maturities of less than three years. Dreyfus representatives discussed how the funds in the Performance Group were diverse and different from the fund with respect to portfolio maturity/duration/characteristics and how this affected the total return comparisons.The Dreyfus representatives also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was below the Expense Group median and the actual management fee was at its Expense Group median and higher than its Expense Universe median, and that its expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category, of which there was one (the “Similar

Fund”), and the other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (“Similar Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature,

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s overall perfor- mance, and noted the manner in which the fund is managed as compared to some of its competitors.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and management fee information, costs of the ser- vices provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 77 investment companies (comprised of 180 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 77 investment companies (comprised of 180 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 201 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (78 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 74 investment companies (comprised of 197 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Ticker Symbol: DSIGX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,092 in 2007 and $29,964 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $10,398 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,541 in 2007 and $3,607 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $68 in 2008. These services consisted of a review of the Registrant’s anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,890,737 in 2007 and $9,452,992 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	January 26, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	January 26, 2009

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

EXHIBIT INDEX